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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 28, 2000

                      ADVANCED TECHNOLOGY INDUSTRIES, INC.
               (Exact name of registrant as specified in charter)

         DELAWARE                    0-23761                    33-0751685
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             file number)              Identification No.)

Taubenstrasse 20, D-10117, Berlin, Germany                            10117
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(Address of principal executive offices)                          (Zip code)

Registrant's telephone number, including area code:        011 49 30 201 7780
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          (Former name or former address, if changed since last report)

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Item 5. OTHER EVENTS

         Effective on December 28, 2000, the registrant has increased its offering in six-month promissory notes, from not to exceed $750,000 to not to exceed $1,500,000 and has extended the sale period through and including March 31, 2001. All other terms and conditions of the promissory notes remain the same, as reflected in the 8K filed by registrant on November 15, 2000.

         As of the date of this report, in addition to the aggregate amount of $510,000 previously received and reported pursuant to the offering, registrant has received an additional aggregate amount of $250,000 from the offering from two investors.

         Registrant is claiming an exemption from registration under Section 4(2) of the Securities Act of 1933 (the "Act") and Rule 506 of the Act and has complied with the requirements of Rule 506 including, but not limited to, filing Form D with the Securities and Exchange Commission and state agencies where applicable.

Item 7.  Financial Statements, Pro Forma Financial Information, and Exhibits.

         (c) Exhibits.

                  10.15.   Loan Agreement



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   January 18, 2001          ADVANCED TECHNOLOGY INDUSTRIES, INC.


                                  By: /S/ James Samuelson
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                                      James Samuelson, Vice President, Chief
                                      Financial Officer and Secretary